                                                                    Exhibit 99.1

NEWS RELEASE                       NEWS RELEASE                     NEWS RELEASE

                                      SUMMARY:
                                      United Capital Corp. Announces
                                      "Dutch Auction" Self-Tender Offer to
                                      Repurchase up to 1,000,000 Shares

                                      COMPANY CONTACT:
                                      Anthony J. Miceli
                                      Chief Financial Officer
                                      (516) 466-6464

FOR IMMEDIATE RELEASE

GREAT NECK, New York,  November 28, 2005...  United  Capital Corp.  (AMEX:  AFP)
today  announced  that its Board of Directors has  authorized a "Dutch  Auction"
self-tender   offer  for  up  to  1,000,000  shares  of  its  common  stock,  or approximately 12% of its outstanding shares. The offer will commence on December
5, 2005 and will expire at 5:00 p.m.,  New York City time,  on January 10, 2006, unless the offer is  extended.  Under the terms of the offer,  the Company  will invite  shareholders  to tender shares at prices  between  $23.50 and $24.50 per share.  Terms of the Dutch Auction  tender offer are described more fully in the
Offer to  Purchase  and Letter of  Transmittal,  pursuant  to which the offer is being made.

In a Dutch Auction,  the company sets a price range,  and stockholders are given an  opportunity to specify prices within that range at which they are willing to sell shares.  After the expiration of the tender offer, the company determines a single per share  price that will  enable it to  purchase  the stated  amount of shares, or such lesser number of shares as have been properly  tendered.  If the tender offer is oversubscribed, shares validly tendered at or below the purchase price will be subject to proration;  however,  in this instance,  United Capital
Corp. will not prorate shares tendered by any  shareholder  owning  beneficially fewer than 100 shares in the  aggregate  as of December 2, 2005 who  continue to beneficially  own fewer than 100 shares at the  expiration  of the offer and who tender all such shares in the offer.  The tender offer is not conditioned on any minimum number of shares being tendered.

United Capital Corp.  expects to fund the offer with  available cash  resources.
Its common  stock  price  closed at $22.60 on the  American  Stock  Exchange  on
November 25, 2005.

"The  repurchase of our shares is clearly the best  investment  available to our company  at this time and is  consistent  with our long term goal of  increasing shareholder value," noted A.F. Petrocelli, Chairman, President and CEO of United
Capital Corp.

Innisfree M&A Incorporated  will act as information  agent and Continental Stock
Transfer  & Trust  Co.  will act as  depositary  agent for the  offer.  Security holders are advised to consult the Offer to Purchase,  the Letter of Transmittal or the Notice of Guaranteed  Delivery  related to the offer and any questions or requests  for  additional  copies  may be  directed  to the  information  agent,
Innisfree M&A Incorporated,  toll free at (888) 750-5834. The Offer to Purchase, the Letter of  Transmittal or the Notice of Guaranteed  Delivery  related to the offer  may also be  obtained  without  charge  on the  Securities  and  Exchange
Commission's web site, www.sec.gov.  Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the offer.

Certain  statements  in this  press  release  and other  statements  made by the
Company  or its  representatives  that are not  strictly  historical  facts  are
"forward-looking"  statements  within  the  meaning  of the  Private  Securities
Litigation  Reform Act of 1995 that should be  considered as subject to the many risks and  uncertainties  that exist in the  Company's  operations  and business environment.  The forward-looking  statements are based on current  expectations and involve a number of known and  unknown  risks and  uncertainties  that could cause the actual  results,  performance  and/or  achievements  of the Company to
differ  materially  from  any  future  results,   performance  or  achievements,
expressed or implied, by the forward-looking  statements.  Readers are cautioned not to place undue  reliance on these  forward-looking  statements,  and that in light of the significant  uncertainties inherent in forward-looking  statements, the inclusion of such statements  should not be regarded as a representation  by the Company or any other person that the objectives or plans of the Company will be achieved. The Company also assumes no obligation to publicly update or revise its  forward-looking  statements or to advise of changes in the  assumptions and factors on which they are based.  See our 2004 Annual  Report on Form 10-K for a discussion  of risk factors that could impact our future  financial  performance and/or  cause actual  results to differ  significantly  from those  expressed or implied by such statements.

United  Capital  Corp.  owns and manages  real estate and through  subsidiaries, provides engineered products to industrial and automotive markets worldwide.

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